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               SPECIFIC TERMS AND CONDITIONS OF LEASE ACQUISITION

                                     between

                              FEDERAL LEASING CORP.
                                   ("Company")

                                       and
                             FLC FINANCIAL CORP. II
                                   ("Issuer")

                         -------------------------------

                            Dated as of March 1, 1996


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         SPECIFIC TERMS AND CONDITIONS OF LEASE ACQUISITION, dated as of March
1, 1996, by and between Federal Leasing Corp., a New Jersey corporation (the "Company") and its wholly owned subsidiary, FLC Financial Corp. II, a Delaware corporation (the "Issuer").

                              PRELIMINARY STATEMENT

         This Specific Terms and Conditions of Lease Acquisition (the "Specific Lease Acquisition Terms") is intended to incorporate by reference all of the provisions of the Standard Terms and Conditions of Lease Acquisition attached hereto as Appendix 1 (the "Standard Lease Acquisition Terms") and the definitions in Appendix X attached thereto. Together the Specific Lease Acquisition Terms and the Standard Lease Acquisition Terms are intended to form the Lease Acquisition Agreement entered into in connection with the financing described below.

         The Issuer has entered into an Indenture dated as of March 1, 1996, (the "Indenture"), with NorwestBank Minnesota, National Association (the "Indenture Trustee"), Norwest Bank Minnesota, National Association (the "Back-up Servicer") and Federal Leasing Corp., as servicer (the "Servicer"), pursuant to which the Issuer intends to issue one or more series of Notes (the "Notes").

         In furtherance thereof, the Issuer and Company have entered into the Lease Acquisition Agreement to provide for, among other things, the acquisition by the Issuer of all of the right, title and interest in and to certain Lease Assets which the Issuer is and will be pledging with the Indenture Trustee from time to time, and in which the Issuer is and will be from time to time granting to the Indenture Trustee a security interest, as security for the Notes. As a precondition to the effectiveness of the Lease Acquisition Agreement, the Issuer, the Indenture Trustee, the Servicer and the Back-up Servicer will enter into the Servicing Agreement to provide for the servicing of the Lease Assets. The acquisition of the Lease Assets by the Issuer is initially accomplished hereunder by the issuance by the Issuer to the Company of the Common Stock in exchange for the contribution by the Company to the Issuer of the Lease Assets.

         In order to further secure the Notes, the Issuer is granting to the Indenture Trustee a security interest in, among other things, the Issuer's rights derived under the Lease Acquisition Agreement and the Servicing Agreement, and the Company agrees that all covenants and agreements made by it in the Lease Acquisition Agreement with respect to the Lease Assets shall also be for the benefit and security of the Indenture Trustee, MBIA and all Holders from time to time of the Notes. In consideration for its contribution and its representations, warranties, covenants and other agreements under the Lease Acquisition Agreement, the Company has received all of the Common Stock of the Issuer and such other consideration as may from time to time be paid hereunder.


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         Section 1. Specific Definitions

         "Common Stock": shall mean all of the issued and outstanding shares of common stock of the Issuer, which consists of 1,000 shares having a par value of $.01 per share.

         "Company Address": shall mean 5 Becker Farm Road, Post Office Box M, Roseland, New Jersey 07068.

         "Concentration Limits": shall have the meaning specified in Section 3(c) hereof.

         "Depositor": shall mean FLC Financial Corp.

         "Existing Indebtedness": shall mean any indebtedness of the Company which relates to preexisting financings of any Lease Contracts that are covered by a Company Certificate, as set forth in Schedule I thereto.

         "Initial Acquisition Date": shall mean March 20, 1996.

         "Issuer Address": shall mean 5 Becker Farm Road, Suite B, Roseland, New Jersey 07068.

         "Issuer State of Incorporation": shall mean Delaware.

         "1995-B Indenture": shall mean the Amended and Restated Standard Terms and Conditions of Indenture, dated as of March 1, 1995, the Specific Terms and Conditions of Indenture, dated as of March 1, 1995, and the Supplement to the Indenture, Warehouse Notes, Series 1995-B, each among the Depositor, the Company, as Servicer, and Norwest Bank Minnesota, National Association, as Indenture Trustee and Back-up Servicer.

         "1995-B Warehouse Note": shall mean the Depositor's Warehouse Note, Series 1995-B issued pursuant to the 1995-B Indenture.

         Section 2. Issuance of Common Stock and Contribution and Sale of Lease Assets

         2.01 Authorization and Issuance of Common Stock by the Issuer. Subject to all the terms and conditions of the Lease Acquisition Agreement and in reliance upon the representations, warranties and covenants set forth in the Lease Acquisition Agreement, as of the Initial Acquisition Date the Issuer hereby issues to the Company the Common Stock. Such Common Stock shall be issued in the name of, and delivered directly to, the Company and the Company hereby agrees to obtain directly from the Issuer such Common Stock, all in accordance with the terms of the Lease Acquisition Agreement.

         2.02 Lease Acquisition. On the Initial Acquisition Date, in return for the Common Stock, and on each subsequent Acquisition Date, in return for the payment of purchase price in the amount of the net proceeds from the related Funding or the issuance of a new Series of Notes, the Company hereby transfers, assigns, sells, grants and contributes to the Issuer, without recourse except as provided in Section 3.03 of the Standard Lease Acquisition Terms, all of the Company's right, title


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and interest in and to all of the Lease Assets related to the Lease Contracts now or hereafter listed on each Series Lease Schedule, whether now existing or hereafter arising. The Company hereby acknowledges that its transfer of the Lease Assets to the Issuer is absolute and irrevocable, without reservation or retention of any interest whatsoever by the Company.

         2.03 Assumption of Indebtedness by the Issuer. By the execution of an Issuer Certificate, subject to all the terms and conditions of the Lease Acquisition Agreement and in reliance upon the representations, warranties and covenants set forth in the Lease Acquisition Agreement, on the Initial Acquisition Date and on any related subsequent Acquisition Date the Issuer hereby agrees to assume the related Existing Indebtedness and the Issuer agrees to repay the Existing Indebtedness with the proceeds of the sale of any Notes on the related Acquisition Date simultaneously with the issuance of such Notes.

         2.04 Contribution to the Depositor. On the Closing Date, the Company agrees to use the net proceeds that it receives from the Issuer in connection with the Issuer's issuance of its Lease Backed Notes, Series 1996-A, to purchase the Depositor's Lease Contracts which, prior to the Closing Date, are pledged by the Depositor to secure the 1995-B Warehouse Note pursuant to the provisions of the 1995 B Indenture, at the "Purchase Price", as such term is defined in the 1995 B Indenture for purposes of this Section 2.04, for each such Lease Contract.

         Section 3. Representations and Warranties of the Company.

         (a) The following shall modify the indicated representations and warranties set forth in Section 3.01 (a) of the Standard Lease Acquisition
Terms:

         (xii) Except as indicated in the Concentration Limits set forth in
Section 3 )(c) hereof, the Lease Contract has regular rental payments (excluding payments required pursuant to a PUT) that do not increase by more than 200% during the remaining term of the Lease Contract.

         (b) The Company makes the additional representation and warranty which shall be added to Section 3.01 (a):

         (xxv) The Company represents and warrants that none of the Equipment is titled equipment.

         (c) The following items shall constitute the "Concentration Limits" with respect to all Lease Assets acquired by the Issuer:


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Type of Limit                Description of Limit
-------------                --------------------

State No more than 40% of the Aggregate IPB consists of Lease Contracts to Customers located in New Jersey.

State No more than 20% of the Aggregate IPB consists of Lease Contracts to Customers located in California.

State No more than 20% of the Aggregate IPB consists of Lease Contracts to Customers located in Florida.

State No more than 20% of the Aggregate IPB consists of Lease Contracts to Customers located in New York.

State No more than 10% of the Aggregate IPB consists of Lease Contracts to Customers located in any state other than California, Florida, New Jersey or New York.

Zip Code No more than 2.5% of the Aggregate IPB relates to Lease Contracts of Customers located in any one zip code.

Lessee No more than 2.5% of the Aggregate IPB consists of Lease Contracts to any one Customer for the period ending June 30, 1996, 2.25% for the period ending September 20, 1996, and 2.0% thereafter.

Lessee No more than 10% of the Initial Pool Balance consists of Lease Contracts to any Customer that has made less than two Scheduled Payments.

Lessee No more than 8.0% of the Aggregate IPB consists of Lease Contracts to the top five Customers (measured by IPB of related Lease Contracts).

Term No more than 6.0% of the Aggregate IPB relates to Lease Contracts with original terms exceeding 60 months.

Step Payments                No more than 10% of the Aggregate IPB relates to
                             Lease Contracts that contain Scheduled Payments that vary in amount.


Step Payments                No more than 5.0% of the Aggregate IPB relates to
                             Lease Contracts that have unlimited increases in rental payments. provided that such increases occur no later than the 25th rental payment (such rental payments do not include PUT

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                             payments), and then remains constant for the
                             remainder of the term of the Lease Contract; and no more than an additional 5.0% of the Aggregate IPB relates to Lease Contracts that have rental payments (excluding PUT payments) that do not increase by more than 300% during the remaining term of the Lease Contract.

Payment  Frequency           No more than 15% of the Aggregate IPB relates to
                             Lease Contracts that contain Scheduled Payments less frequently than monthly.

Equipment                    No more than 60% of the Aggregate IPB relates to
                             Lease Contracts on medical equipment.

Equipment                    No more than 25% of the Aggregate IPB relates to
                             Lease Contracts on food processing equipment.

Equipment                    No more than 10% of the Aggregate IPB relates to
                             Lease Contracts on automotive equipment.

PUT Payments
                             No more than 10% of the Aggregate IPB relates to Lease Contracts that contain PUT Payments.

Loss & Damage Waivers        No more than 2.0% of the Aggregate IPB relates to
                             Lease Contracts that contain loss and damage waiver provisions or other performance obligations by the Issuer or the Company.

Modifications                No Lease Contract will be modified and, except for
                             less than 5% of Lease Contract comprising the Initial Pool Balance, no Lease Contract will have had their original term to maturity extended.

         (d) Exceptions to the Concentration Limits above are set forth on Exhibit C hereto.

         (e) Notwithstanding anything herein to the contrary, the inclusion of Substitute Lease Contracts or Funded Lease Contracts in the Trust Estate shall not cause any Lease Contract to violate the restrictions enumerated in (a) through (c) above, or cause the Aggregate IPB of the Lease Contracts to exceed the applicable percentages enumerated in (a) through (c) above.

         Section 4. Lease Acquisition Agreement Comprised of Specific Lease
                    Acquisition Terms and Standard Lease Acquisition Terms.

         This Specific Lease Acquisition Terms incorporates by reference all of the provisions of the Standard Lease Acquisition Terms attached hereto as Appendix 1 and Appendix X, which together form the Lease Acquisition Agreement. Notwithstanding the foregoing, if any provision

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of the Standard Lease Acquisition Terms conflicts with the provisions of this
Specific Lease Acquisition Terms, the provisions of this Specific Lease Acquisition Terms shall control.

         Section 5. Counterparts

         The Lease Acquisition Agreement may be executed in one or more counterparts all of which together shall constitute one original document.



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         IN WITNESS WHEREOF, the Company and the Issuer have caused the Lease
Acquisition Agreement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                              FEDERAL LEASING CORP.,
                                              Company

                                              By: /s/ Stan Furst
                                                 -------------------------------
                                              Name: Stan Furst
                                              Title: Chairman




                                              FLC FINANCIAL CORP. II
                                              Issuer



                                              By: /s/ Stan Furst
                                                 -------------------------------
                                              Name: Stan Furst
                                              Title: President










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                                    EXHIBIT A
                                    ---------
                             FORM OF LEASE CONTRACT
                            ------------------------

         The following Lease Contracts are samples of the form lease contracts used by Federal Leasing Corp. Some Lease Contracts may vary from the following form lease contracts; any variations in such nonconforming lease contracts are, in the opinion of the Issuer, immaterial variations.